Exhibit 10.2

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT, dated as of December 13, 2010 (this “Agreement”) is entered into by and among Wuhan General Group (China), Inc., a Nevada corporation (the “Company”) and the undersigned holders of the Company’s Series A Warrants and/or Series B Warrants (collectively, the “Holders”).

WITNESSETH

WHEREAS, the Company currently has Series A and B warrants outstanding (the “Warrants”) representing the right to purchase an aggregate of 9,993,977 shares of the Company’s common stock, $0.0001 par value per share (the “Warrant Stock”);

WHEREAS, the Company has offered to exchange all or part of each Holder’s Warrant for the issuance by the Company of 0.5 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), per share of Warrant Stock underlying the Warrant;

WHEREAS, the Transaction (as defined below) shall be made pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire to enter into the Transaction upon the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1.           Each Holder agrees to transfer the number of shares of Warrant Stock underlying its Series A Warrant and/or the number of shares of Warrant Stock underlying its Series B Warrant indicated on such Holder’s signature page hereto (the “Elected Warrant Stock”) for the issuance by the Company of 0.5 shares of the Company’s Common Stock per share of Elected Warrant Stock (the “Transaction”).  Each Holder shall relinquish such Holder’s right, title and interest in the Elected Warrant Stock to the Company.

2.           In connection with the Transaction, (i) each Holder that also holds the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share, has signed and delivered the Waiver, of even date herewith (the “Waiver”), of the Lock-Up Agreement, dated February 7, 2007, between the Company and Fame Good International Limited (“Fame Good”) and (ii) certain of the Holders have signed and delivered the Stockholders Agreement, of even date herewith, with the Company, Fame Good and Xu Jie (the “Stockholders Agreement”).

3.           Each Holder hereby represents and warrants that:

a.           it acknowledges and agrees to the terms and conditions of the Transaction as provided for herein;

b.           it is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

c.           it has the requisite power and authority to enter into and perform this Agreement and, if applicable, the Stockholders Agreement and the Waiver, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and, if applicable, the Stockholders Agreement and the Waiver, by such Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Holder or its Board of Directors, stockholders, or partners, as the case may be, is required. Each of this Agreement and, if applicable, the Stockholders Agreement and the Waiver, has been duly authorized, executed and delivered by such Holder and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Holder enforceable against the Holder in accordance with the terms thereof;

d.           the execution, delivery and performance of this Agreement and, if applicable, the Stockholders Agreement and the Waiver, and the consummation by such Holder of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Holder’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Holder is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Holder or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Holder). Such Holder is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or, if applicable, the Stockholders Agreement and the Waiver;

e.           it is acquiring the Common Stock solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Holder does not have a present intention to sell the Common Stock, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Common Stock to or through any person or entity; provided, however, that by making the representations herein and subject to Section 3(g) below, such Holder does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with Federal and state securities laws applicable to such disposition. Each Holder acknowledges that it is able to bear the financial risks associated with an investment in the Common Stock and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company;

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f.           it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.  Such Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Holder is not a broker-dealer;

g.           it understands that the Common Stock must be held indefinitely unless such Common Stock is registered under the Securities Act or an exemption from registration is available. Such Holder acknowledges that such Holder is familiar with Rule 144, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Holder understands that to the extent that Rule 144 is not available, such Holder will be unable to sell any of the Common Stock without either registration under the Securities Act or the existence of another exemption from such registration requirement;

h.           Such Holder understands that the Common Stock is being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the applicability of such exemptions and the suitability of such Holder to acquire the Common Stock;

i.           it has not agreed to act with any other Holder for the purpose of acquiring, holding, voting or disposing of the Common Stock purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Holder is acting independently with respect to its investment in the Common Stock;

j.           it has not exercised, assigned, pledged or hypothecated the Warrants (or the Elected Warrant Stock), in part or in whole; and

k.           it has delivered this Agreement together with its Series A and/or Series B Warrant certificate(s) exercisable for the Elected Warrant Stock to Juliet G. Sy at Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308.

4.           The Holder hereby agrees to indemnify and hold harmless the Company, its officers, directors, successors and assigns, and any person now or hereafter acting as the Company’s transfer agent or acting in any similar capacity, from and against any and all liability, loss, damage and expense in connection with, or arising out of such person’s actions in accordance with the terms of this Agreement.

5.           The Company hereby represents and warrants that:

a.           it is duly incorporated, validly existing and in good standing under the laws of the State of Nevada;

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b.           it has the requisite power and authority to enter into and perform this Agreement and the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Stockholders Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors is required. Each of this Agreement and the Stockholders Agreement has been duly authorized, executed and delivered by the Company and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with the terms thereof;

c.           the execution, delivery and performance of this Agreement and the Stockholders Agreement and the consummation by the Company of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of the Company’s organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Company or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Stockholders Agreement; and

d.           it has not provided any of the Holders with any material non-public information concerning the Company in connection with this Agreement and the transactions contemplated hereby.

6.           The Company shall consummate the Transaction described herein and issue Common Stock immediately upon the date hereof with respect to Blue Ridge Investments, L.L.C., Old Lane Cayman Master Fund, LP, Old Lane US Master Fund, LP, Old Lane HMA Master Fund, LP, QVT Fund LP, Quintessence Fund L.P., TCW Americas Development Association, L.P. and Lighthouse Consulting Limited.  With respect to Fame Good, the Company shall consummate the Transaction described herein and issue Common Stock upon receipt of the approval of at least a majority of its stockholders of the Company’s issuance of its Common Stock in the Transaction to Fame Good.

7.           Miscellaneous.

a.           This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles.

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b.           This Agreement and, if applicable, the Stockholders Agreement and the Waiver constitute the entire agreement between the parties regarding the subject transaction, superseding any prior agreements or understandings between them, and shall be binding upon the Holder and Holder’s permitted assigns and shall inure to the benefit of the Company and its successors and assigns.

c.           This Agreement may be executed in several counterparts, including by way of facsimile or electronic transmission, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Agreement is accepted as of the date first written above.

“Company”

WUHAN GENERAL GROUP (CHINA), INC.

By:	/s/ Philip Lo
Name: Philip Lo
Title: Chief Financial Officer

 [Signature Page to Warrant Exchange Agreement]

BLUE RIDGE INVESTMENTS, L.L.C.

By:	/s/ Chin Chin Teoh
Name: Chin Chin Teoh
Title: Authorized Signatory

Address:	c/o Bank of America
100 N. Tryon Street, Floor 25
Bank of America Corporate Center
Charlotte, NC 28255

Number of shares of Warrant Stock underlying	1,287,554
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	257,511
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	772,532.50

[Signature Page to Warrant Exchange Agreement]

OLD LANE CAYMAN MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

Address:	399 Park Ave.
New York, NY 10022

Number of shares of Warrant Stock underlying	737,454
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	737,454
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued	737,454
in exchange for Warrant Stock:

OLD LANE US MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

Address:	399 Park Ave.
New York, NY 10022

Number of shares of Warrant Stock underlying	290,775
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	290,775
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued	290,775
in exchange for Warrant Stock:

[Signature Page to Warrant Exchange Agreement]

OLD LANE HMA MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

Address:	399 Park Ave.
New York, NY 10022

Number of shares of Warrant Stock underlying	209,110
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	209,110
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued	209,110
in exchange for Warrant Stock:

[Signature Page to Warrant Exchange Agreement]

QVT FUND LP, by its general partner,
QVT Associates GP LLC

By:	/s/ Tracy Fu
By:	/s/ Yi Cen
Name: Tracy Fu and Yi Cen
Title: Authorized Signatory

Address:	c/o QVT Financial LP
1177 Avenue of the Americas, 9th Floor
New York, NY 10036

Number of shares of Warrant Stock underlying	694,227 Shares
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	8,088 Shares
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in	351,158
exchange for Warrant Stock:

QUINTESSENCE FUND L.P., by its general partner,
QVT Associates GP LLC

By:	/s/ Tracy Fu
By:	/s/ Yi Cen
Name: Tracy Fu and Yi Cen
Title: Authorized Signatory

Address:	c/o QVT Financial LP
1177 Avenue of the Americas, 9th Floor
New York, NY 10036

Number of shares of Warrant Stock underlying	78,305
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	912
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in	39,609
exchange for Warrant Stock:

[Signature Page to Warrant Exchange Agreement]

TCW AMERICAS DEVELOPMENT ASSOCIATION, L.P.

By:	/s/ Penelope D. Foley
Name: Penelope D. Foley
Title: Managing Director

Address:	1251 Avenue of the Americas
Suite 4700
New York, NY 10020

Number of shares of Warrant Stock underlying	515,021
Series A Warrant to be exchanged under	Certificate # W-A-07-07
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	515,021
Series B Warrant to be exchanged under	Certificate # W-B-07-07
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued	515,021 Common
in exchange for Warrant Stock:

[Signature Page to Warrant Exchange Agreement]

LIGHTHOUSE CONSULTING LIMITED

By:	/s/ Bai Ye Feng
Name: Bai Ye Feng
Title: Director

Address:	Room 1001, Tung Chai Bldg.
86 Wellington Street
Central, Hong Kong

Number of shares of Warrant Stock underlying	120,000
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued	60,000
in exchange for Warrant Stock:

[Signature Page to Warrant Exchange Agreement]

FAME GOOD INTERNATIONAL LIMITED

By:	/s/ Xu Jie
Name: Xu Jie
Title: Director

Address:	Canglongdao Science Park of Wuhan
East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200, PRC

Number of shares of Warrant Stock underlying	2,111,330
Series A Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	1,802,575
Series B Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued	1,956,952
in exchange for Warrant Stock:

[Signature Page to Warrant Exchange Agreement]